UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 31, 2015

CANNASYS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54476	88-0367706
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

1720 South Bellaire Street, Suite 325
Denver, Colorado		80222
(Address of principal executive offices)		(Zip code)

Registrant's telephone number, including area code:		Phone: (800) 420-4866

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01—ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 31, 2015, CannaSys, Inc., a Nevada corporation, entered into Amendment No. 1 to Employment Agreement of Michael A. Tew, its Chief Executive Officer, effective December 24, 2015. The amendment terminated Mr. Tew's right to receive restricted stock unit grants and cancelled the stock grants previously issued to him. As a replacement, CannaSys issued to Mr. Tew a fully vested warrant to purchase 1,500,000 shares of its common stock. In addition, CannaSys issued to Mr. Tew a warrant to purchase 1,500,000 shares of its common stock vesting in equal amounts over a six-quarter period.

On December 31, 2015, CannaSys entered into Amendment No. 1 to Employment Agreement of Brandon Jennewine, its Chief Technical Officer, effective December 24, 2015. The amendment terminated Mr. Jennewine's right to receive restricted stock unit grants and cancelled the stock grants previously issued to him. As a replacement, CannaSys issued to Mr. Jennewine a warrant to purchase 500,000 shares of its common stock.

ITEM 3.02—UNREGISTERED SALES OF EQUITY SECURITIES

Effective December 24, 2015, CannaSys cancelled the restricted stock grant previously issued to Daniel J. Rogers, and replaced it with a warrant to purchase 250,000 shares of CannaSys's common stock.

Effective December 24, 2015, CannaSys issued to David H. Wollins a warrant to purchase 150,000 shares of its common stock, vesting in equal amounts in a four-quarter period.

On December 31, 2015, CannaSys, Inc. issued the warrants described herein to its officers and directors. The warrants were issued in reliance on the exemption from registration provided in Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving any public offering. Each warrant holder confirmed the foregoing and acknowledged that the securities must be acquired and held for investment. No underwriter participated in the offer and sale of these securities and no commission or other remuneration was paid or given directly or indirectly in connection therewith.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following are filed as exhibits to this report:

Exhibit Number*	Title of Document	Location

Item 10	Material Contracts
10.28	Amendment No. 1 to Employment Agreement between CannaSys, Inc. and Michael A. Tew, effective December 24, 2015	Attached

10.29	Amendment No. 1 to Employment Agreement between CannaSys, Inc. and Brandon C. Jennewine, effective December 24, 2015	Attached

10.30	CannaSys, Inc. Warrant for the Purchase of 1,500,000 Shares of Common Stock, Par Value $0.001, issued to Michael A. Tew, effective December 24, 2015	Attached

10.31	CannaSys, Inc. Warrant for the Purchase of 1,500,000 Shares of Common Stock, Par Value $0.001, issued to Michael A. Tew, effective December 24, 2015	Attached

10.32	CannaSys, Inc. Warrant for the Purchase of 500,000 Shares of Common Stock, Par Value $0.001, issued to Brandon Jennewine, effective December 24, 2015	Attached

10.33	CannaSys, Inc. Warrant for the Purchase of 250,000 Shares of Common Stock, Par Value $0.001, issued to Daniel J. Rogers, effective December 24, 2015	Attached

10.34	CannaSys, Inc. Warrant for the Purchase of 150,000 Shares of Common Stock, Par Value $0.001, issued to David H. Wollins, effective December 24, 2015	Attached

_______________________
*	All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document. Omitted numbers in the sequence refer to documents previously filed as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNASYS, INC.
Registrant

Dated: January 6, 2016	By:	/s/ Michael A. Tew
Michael A. Tew
Chief Executive Officer